ANFIELD CAPITAL DIVERSIFIED ALTERNATIVES ETF

A Series of Two Roads Shared Trust

Supplement dated November 17, 2017

to the Prospectus for the Anfield Capital Diversified Alternatives ETF (the “Fund”) dated September 26, 2017

This Supplement provides new information from that contained in the Prospectus and should be read in conjunction with the Prospectus.

1) Effective November 17, 2017, the following replaces the second paragraph in its entirety under the heading “DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES” beginning on page 13 of the Prospectus and supersedes any other contrary information in the Prospectus.

Ordinarily, dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

________________________________________

This Supplement, and the Prospectus dated September 26, 2017, provide relevant information for all shareholders and should be retained for future reference. The Prospectus has been filed with the Securities and Exchange Commission and is incorporated by reference and can be obtained without charge by calling 1-866-866-4848.